EXHIBIT 4.1

           NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

         INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                               CUSIP NO. ___________

NUMBER                                                        SHARES

PIONEER CONSUTLING GROUP, INC.

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             AUTHORIZED COMMON STOCK: 100,000,000 SHARES

                           PAR VALUE: $.001

THIS CERTIFIES THAT ________________________________________________

IS THE RECORD HOLDER OF ____________________________________________

- Shares of Pioneer Consulting Group, Inc. Common Stock -

transferable on the books of the Corporation in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned by the

Transfer Agent and registered by the Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated: ___________________

                                        /s/ Matthew J. Marcus

                                        ----------------------------

                                                           President

Pioneer Consulting Group, Inc.

Corporate

Seal

Nevada

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NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT

              Countersigned Registered:

             HOLLADAY STOCK TRANSFER, INC.

                2939 North 67th Place         By ___________________

                Scottsdale, AZ 85251            Authorized Signature

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common

TEN ENT - as tenants by the entireties

JT TEN  - as joint tenants with right

          of survivorship and not as

          tenants in common

                       UNIF GIFT MIN ACT ...... Custodian ..........

                                         (Cust)            (Minor)

                               under Uniform Gifts to Minor

                           Act ................................

                                         (State)

     Additional abbreviations may also be used though not in the above list.

     For value received, ___________________________ hereby sell,

assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER

 IDENTIFYING NUMBER OF ASSIGNEE

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF

ASSIGNEE)

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------------------------------------------------------------- Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer said stock on the books of the within named

Corporation with full power of substitution in the premises.

Dated _____________________________

X

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NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE

NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR

WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

  SIGNATURE GUARANTEED: